UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2015

Atara Biotherapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36548	46-0920988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Gateway Boulevard, Suite 200 South San Francisco, CA	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 278-8930

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Employment Agreements

On October 12, 2015, Atara Biotherapeutics, Inc. (the “Company”) entered into amended and restated employment agreements (each, a “Restated Employment Agreement”) with each of:  Isaac Ciechanover, M.D., Chief Executive Officer; John McGrath, Chief Financial Officer; Christopher Haqq, M.D., Ph.D., Chief Medical Officer; and Mitchall Clark, Chief Regulatory and Quality Assurance Officer (each, an “Executive”).  The terms of the Restated Employment Agreements are substantially the same for each of the Executives, except as otherwise noted below.

The Restated Employment Agreements supersede and replace the current employment agreements with each of the Executives, and set forth the following base salaries for the Executives:  Dr. Ciechanover – $525,000; Mr. McGrath – $345,000; Dr. Haqq – $400,000; and Mr. Clark – $300,000.  In addition to his base salary, Dr. Ciechanover receives a monthly payment in the amount of $4,800.

The Restated Employment Agreements also provide for annual discretionary bonuses to each Executive of up to the following percentage of the Executive’s base salary (each, a “Target Bonus”):  Dr. Ciechanover – 55%; Mr. McGrath – 40%; Dr. Haqq – 40%; and Mr. Clark – 40%.  Whether an Executive receives an annual bonus will be determined in the good faith discretion of the Company’s board of directors (the “Board”) or the compensation committee of the Board (the “Compensation Committee”), based the Executive’s achievement of objectives and milestones to be determined on an annual basis by the Board or the Compensation Committee.

The Restated Employment Agreements further provide that, in the event an Executive’s employment terminates without “Cause” (other than as a result of such Executive’s death or disability) or as a result of a resignation for “Good Reason,” more than three (3) months before or more than twelve (12) months after a “Change in Control” (each, as defined in the Restated Employment Agreements), the Executive will be entitled to receive the following payments and benefits, subject to the Executive’s execution and non-revocation of a general release of all known and unknown claims in a termination agreement acceptable to the Company (a “Release”):  (i) severance pay in the form of continuation of the Executive’s final base salary for nine (9) months (or, for Dr. Ciechanover, severance pay in the form of a lump sum payment equal to his final base salary for the year in which the termination date occurs); (ii) either (a) subject to the Executive’s timely election for continued coverage under COBRA, payment by the Company of the Executive’s COBRA premiums for up to nine (9) months following his termination of employment (or, for Dr. Ciechanover, up to twelve (12) months following his termination of employment) or (b) if the Executive is not entitled to COBRA continuation coverage or the Company determines that it cannot pay the Executive’s COBRA premiums without potentially incurring financial costs or penalties under applicable law, payment by the Company to the Executive of a fully taxable cash payment equal to the applicable COBRA premiums on the first of each month for up to nine (9) months following his termination of employment (or, for Dr. Ciechanover, up to twelve (12) months following his termination of employment); and (iii) for Drs. Ciechanover and Haqq, with respect to outstanding equity awards subject to time-based vesting conditions, accelerated vesting equal to six (6) months of additional vesting for Dr. Ciechanover and three (3) months of additional vesting for Dr. Haqq.

In addition, in the event an Executive’s employment terminates without Cause (other than as a result of such Executive’s death or disability) or as a result of a resignation for Good Reason, during the period commencing three (3) months before and ending twelve (12) months after a Change in Control, the Executive will be entitled to receive the following payments and benefits, subject to the Executive’s execution and non-revocation of a Release:  (i) severance pay in the form of a lump sum payment equal to the Executive’s final base salary for the year in which the termination date occurs (or, for Dr. Ciechanover, a lump sum payment equal to his final base salary for the year in which the termination date occurs, multiplied by 1.5); (ii) either (a) subject to the Executive’s timely election for continued coverage under COBRA, payment by the Company of the Executive’s COBRA premiums for up to twelve (12) months following his termination of employment (or, for Dr. Ciechanover, up to eighteen (18) months following his termination of employment) or (b) if the Executive is not entitled to COBRA continuation coverage or the Company determines that it cannot pay the Executive’s COBRA premiums without potentially incurring financial costs or penalties under applicable law, payment by the Company to the Executive of a fully taxable cash payment equal to the applicable COBRA premiums on the first of each month for up to twelve (12) months following his termination of employment (or, for Dr. Ciechanover, up to eighteen (18) months following his termination of employment); (iii) a lump sum amount equal to the Executive’s Target Bonus (or, for Dr. Ciechanover, a lump sum amount equal to his Target Bonus, multiplied by 1.5); and (iv) with respect to outstanding equity awards subject to time-based vesting conditions, full acceleration and immediate exercisability of such awards.

The Restated Employment Agreements further provide that equity awards previously granted to the Executives will continue to be governed by their terms as in effect prior to the effective date of the Restated Employment Agreements, including with respect to any accelerated vesting provisions applicable to such awards pursuant to the terms of any Executive’s employment arrangement in effect prior to such Executive’s entry into the Restated Employment Agreements.

The foregoing description of the Restated Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Employment Agreements, copies of which are attached to this Current Report on Form 8-K and are incorporated herein by reference as Exhibit 10.1; Exhibit 10.2; Exhibit 10.3; and Exhibit 10.4.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Executive Employment Agreement by and between Atara Biotherapeutics, Inc. and Isaac Ciechanover, M.D., dated October 12, 2015.
10.2	Amended and Restated Executive Employment Agreement Atara Biotherapeutics, Inc. and John F. McGrath, Jr., dated October 12, 2015.
10.3	Amended and Restated Executive Employment Agreement Atara Biotherapeutics, Inc. and Christopher M. Haqq, M.D., Ph.D., dated October 12, 2015.
10.4	Amended and Restated Executive Employment Agreement Atara Biotherapeutics, Inc. and Mitchall Clark, dated October 12, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Atara Biotherapeutics, Inc.

By:	/s/ John McGrath
John McGrath
Chief Financial Officer

Date:   October 16, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Executive Employment Agreement by and between Atara Biotherapeutics, Inc. and Isaac Ciechanover, M.D., dated October 12, 2015.
10.2	Amended and Restated Executive Employment Agreement Atara Biotherapeutics, Inc. and John F. McGrath, Jr., dated October 12, 2015.
10.3	Amended and Restated Executive Employment Agreement Atara Biotherapeutics, Inc. and Christopher M. Haqq, M.D., Ph.D., dated October 12, 2015.
10.4	Amended and Restated Executive Employment Agreement Atara Biotherapeutics, Inc. and Mitchall Clark, dated October 12, 2015.